UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act
of 1934

Date of Report (Date of earliest event reported):

December 19, 2005

Modine Manufacturing Company
Exact name of registrant as specified in its charter

Wisconsin	1-1373	39-0482000
State or other jurisdiction of incorporation	Commission File Number	I.R.S. Employer Identification Number

1500 DeKoven Avenue, Racine, Wisconsin	53403
Address of principal executive offices	Zip Code

Registrant's telephone number, including area code:	(262) 636-1200

Check the appropriate below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

TABLE OF CONTENTS

Item 1.01. Entry into a Material Definitive Agreement.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Item 9.01.    Financial Statements and Exhibits.

Signatures

Exhibit Index

EX-10.1       Credit Agreement dated as of December 13, 2005 among Modine Holding GmbH as Borrower, Modine Manufacturing Company as Parent and a Guarantor, certain subsidiaries of Modine, as Guarantors, J.P. Morgan Europe Limited, as Agent, J.P. Morgan plc as Lead Arranger and the following financial institutions: J.P. Morgan Europe Limited and SunTrust Bank, in the aggregate principal amount of €71,000,000.

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01. Entry into a Material Definitive Agreement.

On December 20, 2005, Modine Manufacturing Company (“Modine”) borrowed the aggregate principal amount of €71,000,000 (the “Loan”) under a Credit Agreement (the “Credit Agreement”) dated as of December 13, 2005 among Modine Holding GmbH (a newly formed subsidiary organized under the laws of Austria) as Borrower, Modine as Parent and a Guarantor, certain subsidiaries of Modine, as Guarantors, J.P. Morgan Europe Limited, as Agent, J.P. Morgan plc as Lead Arranger and the following financial institutions: J.P. Morgan Europe Limited and SunTrust Bank. The effective date of the Credit Agreement (the date on which the Credit Agreement was executed by all parties and all conditions precedent set forth in the Credit Agreement were satisfied) was December 19, 2005.

The proceeds of the Loan will be used (1) by Modine Holding GmbH to purchase a portion of the shares of Modine’s Austrian operating subsidiary, Modine Austria GmbH, for the purpose of repatriation of cash from Modine subsidiaries in Europe for Modine to avail itself of associated tax benefits and (2) for general corporate purposes.

The following is a summary of the Credit Agreement:

- The aggregate commitment of €71,000,000 includes (i) €30,000,000 to be repaid on or before December 30, 2005 (the “Short Term Portion”); and (ii) €41,000,000 to be repaid on or before September 30, 2009 (the “Long Term Portion”).

- The interest rate under the Credit Agreement is 0.55% over EURIBOR for the Short Term Portion and ranges from 0.55% to 1.25% over EURIBOR for the Long Term Portion.

- The Credit Agreement contains customary covenants (including compliance with laws, maintenance of insurance, keeping of books, conduct of business, maintenance of properties, payment of taxes, inspection of records, and furnishing of quarterly and annual financial statements, quarterly compliance certificates and other financial information).

- The Credit Agreement also contains customary restrictive covenants, including certain specified restrictions on the following:

● dividends, repurchases and retirement of common stock;
● other indebtedness;
● consolidations and mergers;
● sale of assets;
● investments, loans and advances;
● liens and encumbrances; and
● transactions with affiliates.

The Credit Agreement also contains certain financial covenants, including covenants pertaining to the following (calculated on a consolidated basis):

● Leverage Ratio: The Company will maintain a ratio of total debt to adjusted EBITDA of not more than 3.0 to 1. Adjusted EBITDA will be calculated on a rolling four-quarter basis.

● Interest Expense Coverage Ratio: The Company shall maintain a ratio of EBIT to interest expense of not less than 3.0 to 1, on a rolling four-quarter basis.

- The Credit Agreement sets forth certain events of default including (i) failure to pay when due any principal, interest or other amount payable; (ii) default in the performance of the covenants regarding providing notice of default, limitation on payments, loans, advances, investments, acquisitions, liens, maintenance of existence, dissolution, consolidation, merger, sale of assets and use of proceeds; (iii) default in the observance or performance of other covenants for 30 days after written notice; (iv) representation or warranty in the Credit Agreement proves to have been false or incorrect in any material respect on the date as of which it was made; (v) default in the payment on any outstanding debt in an aggregate principal amount of at least $20,000,000; (vi) the occurrence of bankruptcy events; (vii) becoming subject to one or more unpaid judgments in excess of $20,000,000; (viii) becoming subject to liability under ERISA or having certain material events occur under ERISA covered plans; (ix) a change in control; (x) non-payment of a rate management obligation; (xi) a seizure of a substantial portion of its property by a governmental entity; (xii) subsidiary guarantees ceasing to be valid; and (xiii) invalidity of collateral protections. Except as described below, upon the happening of any event of default, Lenders holding not less than 51% in outstanding principal amount (or, if there are two or more Lenders, at least two Lenders) may at any time at its or their option, by notice or notices to Modine, declare all the Loan then outstanding to be immediately due and payable. If a bankruptcy event of default occurs, the Loan shall immediately become due and payable without any election or action on the part of any Lender or Agent.

Except for the Modine subsidiaries that are party to the Credit Agreement, there are no material relationships between Modine and any of the other parties to the Credit Agreement.

The foregoing description of the Credit Agreement is qualified in its entirety by reference to the Credit Agreement, a copy of which is filed as Exhibit 10.1 to this report.

Item 2.03.     Creation of a Direct Financial Obligation.

See the disclosure under Item 1.01 of this report, which is incorporated by reference into this Item 2.03 in its entirety.
Item 9.01.     Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

Not Applicable.

(b) Pro Forma Financial Information.

Not Applicable.

(c)  Shell company transactions

Not Applicable

(d) Exhibits

10.1  Credit Agreement dated as of December 13, 2005 among Modine Holding GmbH as Borrower, Modine Manufacturing Company as Parent and a Guarantor, certain subsidiaries of Modine, as Guarantors, J.P. Morgan Europe Limited, as Agent, J.P. Morgan plc as Lead Arranger and the following financial institutions: J.P. Morgan Europe Limited and SunTrust Bank, in the aggregate principal amount of €71,000,000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Modine Manufacturing Company

By: /s/ D. B. Rayburn
D. B. Rayburn President and Chief Executive Officer

By: /s/ D. R. Zakos
D. R. Zakos Vice President, General Counsel and Secretary

Date: December 22, 2005

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 10.1
Credit Agreement dated as of December 13, 2005 among Modine Holding GmbH as Borrower, Modine Manufacturing Company as Parent and a Guarantor, certain subsidiaries of Modine, as Guarantors, J.P. Morgan Europe Limited, as Agent, J.P. Morgan plc as Lead Arranger and the following financial institutions: J.P. Morgan Europe Limited and SunTrust Bank, in the aggregate principal amount of €71,000,000.